GM’s Response to Greenlight’s Proposal March 28, 2017 Exhibit 99.2

Establishing a leadership position in technology that is reshaping the automotive landscape Making tough, strategic decisions to position GM’s business for long-term outperformance through the cycle (e.g., announced sale of Opel/Vauxhall) Building out a profitable and strategically important GM Financial Strategy has resulted in GM delivering record financial performance for three consecutive years Dedicated to a disciplined capital allocation framework that will have returned $25B in capital, including ~$7B expected in 2017E, and over 90% of FCF to shareholders since 2012 Maintaining strong, investment grade credit ratings to maximize financial flexibility, lower funding costs and deliver on GM Financial full captive strategy GM Is Successfully Transforming its Business “We believe the Company’s business prospects are good, its operations are well managed….” – Greenlight Capital, February 6, 2017

Substantial Risks with Greenlight’s Dividend Shares Proposal Fundamental factors driving GM’s valuation not addressed by Greenlight’s proposed financial engineering Loss of GM’s investment grade credit rating Market demand and liquidity for proposed securities are unknown and uncertain Valuation impact Greenlight claims is unproven and entirely speculative Two classes of common stock with divergent objectives create material governance issues 1 2 3 4 5 GM should not be the test case for Greenlight’s experiment in financial engineering

Management expects to improve upon record-setting performance in 2017E GM Management Team Delivering Record Results 24% CAGR + 86% $B, except where noted 1 Revenue in 2013 and 2016 was $155.4B and $166.4B, respectively Note: Does not consider the potential future impact of adjustments or the effects of the Opel/Vauxhall related transactions described in our Form 8-K dated March 6, 2017 Refer to slides 26 to 32 for reconciliations of the non-GAAP measures to their closest comparable GAAP measure

GM Has Been Rewarded with Relative Market Outperformance Total Shareholder Returns (%) 1 As of March 27, 2017 1 Year 1 Local currency returns as of March 27, 2017. Total Shareholder Return calculates return on stock prices adjusted for stock splits, cash dividends, rights offerings, and spin-offs. Peer Group TSR calculated as median of the constituent companies. 2 Includes GM Proxy peer set of Toyota Motor, Daimler, Ford, Honda, Volkswagen, BMW, Nissan, Renault, Hyundai, Suzuki, Fiat Chrysler, Tesla, Mazda and Kia. 2 3 Year 5 Year GM TSR #1 - Global Volume OEM in 2016 Despite industry headwinds, GM’s TSR has outperformed peers 2016 TSR GM 7.5% Hyundai 0.8% VW (0.2)% Nissan (4.1)% Toyota (4.9)% Renault (6.0)% Ford (7.9)% Honda (10.0)% Kia (23.2)%

Return all available free cash flow to shareholders Reinvest in business to drive growth and 20+% ROIC-adj. $18B target cash1 Investment grade balance sheet GM Has a Disciplined, Transparent Capital Allocation Framework 1 Assumes completion of the Opel / Vauxhall sale 2 Based on total estimated dividends and repurchases of $7.2B and net income to common stockholders of $9.3B, based on mid-point of 2017E guidance 3 Based on GM market cap of $52B as of March 27, 2017 ~$25B in total, including expected ~$7B in 2017E, and >90% of adj.-automotive FCF since 2012 >90% of adj.-automotive FCF since 2012 >75% distribution ratio in 2017E2 New $5B authorization announced in 2017 Expect to repurchase additional ~10% of market cap3 by year-end 2017E, in addition to $2.2B of dividends

GM Does Not Believe in Greenlight’s Value Creation Hypothesis GM does not endorse Greenlight’s views on experiment in financial engineering Greenlight Assertions GM Views “Management has performed” P “Operations have been well managed” P “Capital has been allocated thoughtfully” P “Transparency has been good and continues to improve” P “Results have improved” P “Stock trades at a discount to its intrinsic value” P “Dividend Shares are structured to have no negative impact on GM’s credit rating” O “Dividend Shares would unlock $12 - $36B in equity value”1 O Risks of Dividend Shares: “Low to none” O 1 Assumes GM share price as of March 17, 2017

GM Has Engaged Actively with Greenlight 15 direct interactions with Greenlight over 7-month period Active participation of GM CEO, CFO and Board of Directors 3 leading investment banking firms retained for financial advice Substantial evolution in Greenlight’s proposal during our discussions Proposals included preferred stock and dual-class of common stock Greenlight encouraged “trial run” of smaller issuance of preferred stock “Modest changes to GM’s capital structure” (Greenlight Capital, Letter to Investors, January 2017) Persistent focus from Greenlight on achieving a “precedent-setting transaction” Similar concept that Greenlight has tried, unsuccessfully, to pressure other companies to implement Greenlight willfully ignores risks inherent with its multiple proposals, and seems resolute on running a test of its financial engineering experiment

Summary of Greenlight’s Dividend Shares Proposal Common Stock Dividend Shares Capital Appreciation Shares Dividend is eliminated initially Entitled to GM’s earnings in excess of dividends on Dividend Shares No return of capital if dividends on Dividend Shares are not current Full voting rights Board representation Would continue to trade publicly 1.5B shares 1.5B shares 1.5B shares Current $1.52 Dividend Receive current dividend only (fixed, deferrable, perpetual) Missed dividends accumulate until paid in full No return of capital on Capital Appreciation Shares unless dividends on Dividend Shares are paid in full No liquidation preference Cannot force default 1/10th a vote per share in all matters except change of control, where would vote as a separate class One Board with fiduciary duties to both classes Would trade publicly “There is no perfect precedent for the Dividend Shares.” Greenlight Capital, October 5, 2016 Remaining Earnings

Greenlight’s Dividend Shares Proposal Carries Significant Risks Fundamental Factors Driving GM Valuation No impact GM Investment Grade Credit Rating Downgrade to sub-investment grade Market Demand and Liquidity Unknown and uncertain Valuation Impact Speculative and unproven Governance Material conflicts Highly speculative and unproven value-creation hypothesis needs to be weighed against significant risks and important considerations 1 2 3 5 4

No Impact on Fundamental Factors Driving GM’s Valuation 1 Addressed by Dividend Shares Proposal? Cyclical Peak NO Secular Headwinds / Industry Disruption NO Ability to Withstand a Downturn / Maximize Financial Flexibility NO Valuation issues are sector-wide, not GM-specific Dividend Shares will not help GM sell more cars, drive higher profitability, or generate greater cash flow

Consulted with principal rating agencies, in addition to several external advisors We believe that Dividend Shares would result in loss of GM’s investment grade credit rating Critical factors affecting credit assessment: Signals aggressive shift in financial policy during period of industry transformation Loss of financial flexibility, especially in cyclical downturn Creation of separate security with cumulative1 dividend viewed as fixed obligation We believe that Dividend Shares would likely be viewed as hybrid instruments with a partial debt component, leading to significant erosion of quantitative credit metrics Inherent governance conflicts drive concerns about aggressive operational and financial strategies Dividend Shares Would Downgrade GM to Sub-Investment Grade We believe structurally solidifying the common dividend has significant negative credit rating consequences, despite Greenlight’s views to the contrary 2 1 Under Greenlight’s proposal, no dividends or share repurchases are permitted on Capital Appreciation shares until all the quarterly dividends on Dividend Shares since time of initial issuance have been made current

2 Significant Negative Impact of Move to Sub-Investment Grade

GM and GMF access to debt capital markets	GMF captive strategy	GM profitability	Reduction in available liquidity
• GM/GMF debt stack (~$80B total debt, ~$40B bonds outstanding) would be among largest in high yield, and close to maximum sustainable unsecured debt quantum for a high yield issuer • Impact magnified during market softening; non-investment grade companies may not have market access for extended periods	• Largest high-yield unsecured issuers in financial sector raise $3-5B annually; far below GMF's $10B+ target • Downgrade to sub-investment grade would impact unsecured cost of funding by ~100 bps • **Constraints on growth strategy could reduce annual EBT by ~$1B** • **Existing $40B of unsecured debt will bear ~$400M of additional annual funding cost in the future**	• Limits lease / sub-prime (~40% of business) capacity in times of market stress • Reduced loyalty (~100k in incremental volume annually) • **Up to $1B of AutoCo profitability at risk**	• Access to revolver (current capacity of $14.5B) would be materially reduced with a sub-investment grade rating • **Requires holding ~$5-10B in additional cash**

Strong investment grade balance sheet essential component of GM strategy, protecting shareholder value and capital allocation framework

Page 12

3 There Is No Established Market for Dividend Shares

	Unsecured Debt	Convertible Debt	Preferred Stock	Greenlight Dividend Shares	Common Stock: Dividend	Common Stock: No Dividend
Earnings Upside Participation	✗	✓	✗	✗	✓	✓
Downside Protection (Liquidation Preference)	✓	✓	✓	✗	✗	✗
Fixed Obligation	✓	✓	✓	✓	✗	✗
Rating Agency Debt Treatment (Partial or Full)	✓	✓	✓	✓	✗	✗
% of S&P 500	93%	11%	2%[1]	0%	74%	26%
Market Depth[2]	~$8.0T	~$180B	~$250B	$0	←~$26.0T→	

Unknown market for Dividend Shares given lack of upside participation and limited downside protection

[1] Excludes financial services companies and REITs with preferred stock
[2] Market depth defined as estimated total US face value of security outstanding as of March 2017

Page 13

Uncertain Demand for Unconventional New Securities Lack of natural investor base for either Capital Appreciation Shares or Dividend Shares 3 Proposed Security Investor Type Key Factors Limiting Investor Demand Dividend Shares Equity Investors Lack of upside participation in GM’s future earnings performance Any potential retail demand unlikely to offset lack of institutional demand Fixed Income Investors Equity identification code No liquidation preference Likely not rated by ratings agencies Capital Appreciation Shares Equity Investors Investor concerns around auto cycle and industry headwinds not aligned with growth investor profile Elimination of dividend will impact pricing and preclude demand from income oriented investors

Greenlight’s Perspective on Value Creation Is Speculative Source: Greenlight Capital, “Value Creation Through a New Security: Presentation to GM”, September 15, 2016; Greenlight Capital, October 5, 2016, due diligence response Greenlight has acknowledged the value creation from Dividend Shares is unproven 4 “This is an opinion and it is not provable” – Greenlight Capital, October 5, 2016 Greenlight Capital, September 15, 2016

4 Greenlight's Perspective on Value Creation Is Speculative

Greenlight's Hypothesis

Justification for expanded P/E: "Just the inverse of the yield"

-Greenlight Capital, March 22, 2017

	Distribute unprecedented amount of Dividend Shares, assumed to trade at 11.1x – 14.3x P/E (7 – 9% Yield)	**$25 - $33B** $17 - $22 / share
+	**Eliminate dividend on Capital Appreciation Shares + hold current multiple of 5.6x P/E or expands to 8.0x**	**$39 - $57B** $26 - $38 / share
=	**Implied GM equity value**	**$65 - $89B** $43 - $60 / share

Value creation through financial engineering: **+$13 - $37B** $9 - $25 / share

Key Issues

- ✗ No change in GM's intrinsic value
- ✗ Predicated on significant P/E multiple and EV/EBITDAP multiple expansion despite no change in cash flows or business model
- ✗ Capital Appreciation Shares multiple holds (or expands) despite elimination of dividend entirely
- ✗ Distribution of $25B - $33B in unprecedented security that has no established market depth or liquidity
- ✗ Dividend Shares yield expected to be 11%+

Greenlight's value creation math assumes substantial multiple expansion, despite no change to GM's financial performance

Assumes market value as of March 27, 2017, EPS-diluted-adj. of $6.25, $1.52 common dividend per share and 1.5B common shares outstanding

Page 16

Dividend Shares Create Material Governance Conflicts The interests of holders of Capital Appreciation Shares and Dividend Shares would be at odds The Board and management, owing fiduciary duties to holders of both classes, would find itself conflicted on decisions where the interests of the two classes were at odds Dividend Shares would result in significant governance complexities and conflicts of interest in serving the shareholders of two classes 5 Dividend Shares would also have a class vote on a change of control, effectively giving the holders of Dividend Shares a veto on any potential sale of the company Conflicting Perspectives Potential Corporate Action Capital Appreciation Shares Dividend Shares Investment in Growth Positive Negative Initiate Dividend on Capital Appreciation Shares Positive Negative Increase Share Repurchases on Capital Appreciation Shares Positive Negative Increase Cash Held on Balance Sheet Negative Positive

Greenlight’s Dividend Shares Proposal Is Not in Shareholders’ Best Interests After due diligence and consideration, GM Board and management rejected Greenlight’s proposal, which is not based on fundamentals and is too risky GM’s Board and management continue to take bold, decisive actions that are transforming the Company Establishing leadership position in technology Aggressively reshaping company’s portfolio Three consecutive years of record results, and expected $25B+ of capital returned from 2012 through 2017E GM has engaged directly and in good faith with Greenlight over the past 7 months and given their proposal careful and thorough consideration The Board’s conclusion – Dividend Shares proposal is a speculative financial engineering experiment that will not deliver the value promised by Greenlight Does not address the fundamental factors driving GM valuation Results in a sub-investment grade credit rating No established market for such securities, and uncertain investor appetite Value creation unproven Creates material governance conflicts given shareholders with structurally divergent interests In contrast, GM’s Board and management are effecting real, positive change and putting the company on a path for sustainable, long-term growth

GM’s strategy is to earn customers for life – by leading in technology and innovation, investing in our brands, driving core efficiencies, and aligning the organization to relentlessly pursue our strategy The selection of qualified Board candidates is fundamental to the successful implementation of GM’s strategy The Governance and Corporate Responsibility Committee (“GCRC”) of the Board is responsible for evaluating candidates and for making recommendations to the Board The GCRC seeks candidates who possess the skills, experience and expertise that will provide effective oversight of and help drive the Company's strategy The GCRC uses a detailed skills matrix to assess the particular experience, qualifications, and attributes of current Board members and candidates that would complement or expand that of the current directors, and enhance the diversity and effectiveness of our Board Selected criteria includes: experience in leadership, financial expertise, risk management experience, understanding of technology and innovation, and knowledge of global government relations, among others After evaluating Greenlight’s nominees, including the connection between Greenlight’s nominations and its dual-class stock proposal, the Board, on the recommendation of its GCRC, has determined not to recommend any of Greenlight’s nominees GM Board and Governance Committee Have Evaluated Greenlight’s Candidates Greenlight’s Board candidates are tied to Greenlight’s proposal, which GM Board rejected; GM nonetheless fairly evaluated these candidates

GM's World-Class Board Has the Right Set of Skills to Drive Shareholder Value

Independent Leadership and Oversight

- ✓ 9 of 11 Directors are independent
- ✓ Average tenure of <5 years vs S&P Average of 8.4
- ✓ 3 new independent directors over last 2 years
- ✓ Annual election of all directors
- ✓ Proxy access
- ✓ Majority voting with director resignation policy
- ✓ "Overboarding" limits
- ✓ Regularly held executive sessions
- ✓ Director-Shareholder Engagement Policy
- ✓ Strong Independent Lead Director with clearly delineated duties

Complementary Mix of Skills

	Industry	Finance & Accounting	Manufacturing	Management / Leadership	Public Co. Directorships	Technology
M. Barra (Chr./CEO)	✓		✓	✓	✓	✓
T. Solso (Lead Dir.)	✓	✓	✓	✓	✓	✓
J. Ashton	✓		✓			
L. Gooden		✓	✓	✓	✓	✓
J. Jimenez		✓	✓	✓	✓	
J. Mendillo		✓		✓	✓	
M. Mullen				✓	✓	✓
J. Mulva		✓	✓	✓	✓	
P. Russo		✓	✓	✓	✓	✓
T. Schoewe		✓	✓	✓	✓	✓
C. Stephenson				✓	✓	✓

2016 Voting Results: Average 96% Support

Greenlight candidates were not recommended, after the Board objectively considered all relevant factors under the established Board nomination process

Page 20

General Motors World-Class Board of Directors (1 / 2) Board Member Biographies Director since 2014 / Chairman since 2016 Chief Executive Officer (since 2014) 36 years at GM and having served in various leadership roles, including: Executive Vice President, Global Product Development, Purchasing & Supply Chain from 2013 to 2014 Senior Vice President, Global Product Development, from 2011 to 2013 Vice President, Global Human Resources, from 2009 to 2011 In-depth knowledge of the Company and the global automotive industry Under her leadership, GM is working to lead the transformation of personal mobility through advanced technologies such as connectivity, electrification, autonomous driving and car sharing Strong engineering background and leadership experience in global product development enables her to provide significant insight to the Board on one of the most critical and complex parts of GM’s business Other Public Directorships: General Dynamics (will not stand for re-election in May 2017) Mary T. Barra Chairman / CEO Director since 2012 / Independent Lead Director since 2016 Former Non-Executive Chairman of GM’s Board (2014 to 2016) Retired Chairman and Chief Executive Officer of Cummins, a global manufacturer of diesel and natural gas engines and engine-related component products, from 2000 until his retirement in 2011 Prior to becoming Chairman and CEO, held various other senior management roles, including President and Chief Operating Officer from 1995 through 1999 Led Cummins through strong financial performance and shareholder returns, international growth, and business restructuring over his 40 year career Extensive experience and insight into the complexities of managing a major global organization Other Public Directorships: Lead Director at Ball Corporation Theodore M. Solso Independent Lead Director Director since 2014 Retired Vice President, United Auto Workers (since 2014) Director of UAW’s Region 9 (Central NY, NJ, & PA) from 2006 to 2010 & assistant director from 2003 to 2006 Played a key role in organizing campaigns and contract negotiations with major manufacturing and technology companies in a variety of industries, including vehicle components, defense, aerospace, steel, and marine products Brings knowledge of labor relations matters which is valuable with respect to the Company’s ongoing labor considerations Other Public Company Directorships: None Joseph J. Ashton Director Director since 2015 Retired Executive Vice President, Information Systems & Global Solutions, Lockheed Martin Corporation (since 2013) Brings strong leadership capability demonstrated through various senior leadership positions at Lockheed Has significant operations and strategic planning expertise and an extensive background in information technology (“IT”) and cybersecurity; her deep knowledge of IT and cybersecurity adds a valuable perspective to deliberations regarding GM’s IT function, cybersecurity and various technology systems Other Public Company Directorships: Automatic Data Processing, Inc., The Home Depot, Inc., and WGL Holdings, Inc. (“WGL”) and Washington Gas Light Company, a subsidiary of WGL Linda R. Gooden Director Director since 2015 Chief Executive Officer, Novartis AG (since 2010) Previously worked as an Advisor to Blackstone from 2006 to 2007 and in various leadership positions in Heinz from 1999 to 2006 and ConAgra from 1993 to 1998 Brings significant international and operational leadership, strategic planning, and business and finance experience gained through his role as CEO of Novartis, a complex, global company in a highly regulated industry, and previously as President of various operating divisions at Heinz and ConAgra Other Public Company Directorships: None Joseph Jimenez Director Source: Company website, Public Sources

General Motors World-Class Board of Directors (2 / 2) Source: Company website, Public Sources Board Member Biographies Director since 2009 Chairman, Hewlett Packard Enterprise Company (since November 2015) Previously served as the Chief Executive Officer of Alcatel-Lucent from 2006 to 2008 She has dealt with a wide range of issues, including mergers and acquisitions, technology disruptions and business restructuring, as she led Lucent’s recovery through a severe industry downturn and later a merger with Alcatel, a French company Other Public Company Directorships: Arconic Inc.. (formerly Alcoa) (Lead Director), Hewlett Packard Enterprise Company (Chairman), KKR Management LLC (the managing partner of KKR & Co. L.P.), and Merck & Co. Inc.. Patricia F. Russo Director Director since 2016 Retired President & Chief Executive Officer, Harvard Management Company (since 2014) Managed Harvard’s University’s approximately $37 billion global endowment and related assets Previously Chief Investment Officer of Wellesley College from 2002 to 2008 Brings valuable financial perspective and extensive investment management experience and has strong senior leadership and risk management experience, as well as capital markets expertise Other Public Company Directorships: Lazard Ltd Jane L. Mendillo Director Director since 2011 Retired Executive Vice President & Chief Financial Officer, Wal-Mart Stores, Inc. (since 2011) Previously served at various leadership positions for Black & Decker Corp from 1986 to 1999 With extensive financial experience acquired through positions held as chief financial officer of large multinational, consumer-facing companies, Mr. Schoewe brings financial expertise, corporate leadership, and operational experience to the Board Other Public Company Directorships: KKR Management LLC and Northrop Grumman Corporation Thomas M. Schoewe Director Director since 2013 17th Chairman of the Joint Chiefs of Staff from 2007 until his retirement in 2011 President of MGM Consulting LLC since 2012 Brings extensive senior leadership experience gained over his 43-year career in the U.S. military as Chairman of the Joint Chiefs of Staff, the highest-ranking officer in the U.S. Experience in leading change in complex organizations, risk management and technical innovation Other Public Company Directorships: Sprint Corporation Admiral Michael G. Mullen Director Director since 2009 Retired Dean, Ivey Business School, The University of Western Ontario (since 2013) Previously served as President and Chief Executive Officer of Lucent Technologies Canada from 1999 to 2003 Provides Board with diverse perspectives and progressive management expertise in marketing, operations, strategic planning, technology development, and financial management Other Public Company Directorships: Ballard Power Systems, Inc., Intact Financial Corporation (formerly ING Canada), and Maple Leaf Foods Inc. Carol M. Stephenson Director Director since 2012 Retired Chairman & Chief Executive Officer, ConocoPhillips (since 2012) Brings 39 years of experience in the energy industry, first at Phillips Petroleum Company and then ConocoPhillips Mr. Mulva has global strategic manufacturing expertise and keen risk and safety management experience allows him to make a significant contribution to Board deliberations in these and other important areas Also brings in-depth background in finance in large, complex public companies Other Public Company Directorships: General Electric Company James J. Mulva Director

Forward Looking Statements In this presentation and in reports we subsequently file and have previously filed with the SEC on Forms 10-K and 10-Q and file or furnish on Form 8-K, and in related comments by our management, we use words like “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “priorities,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” or the negative of any of those words or similar expressions to identify forward-looking statements that represent our current judgment about possible future events. In making these statements we rely on assumptions and analyses based on our experience and perception of historical trends, current conditions and expected future developments as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors, both positive and negative. These factors, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K, include among others the following: (1) our ability to deliver new products, services and customer experiences in response to new participants in the automotive industry; (2) our ability to fund and introduce new and improved vehicle models that are able to attract a sufficient number of consumers; (3) the success of our full-size pick-up trucks and SUVs, which may be affected by increases in the price of oil; (4) global automobile market sales volume, which can be volatile; (5) aggressive competition in China; (6) the international scale and footprint of our operations which exposes us to a variety of domestic and foreign political, economic and regulatory risks, including the risk of changes in existing, the adoption of new, or the introduction of novel interpretations of, laws regulations, policies or other activities of governments, agencies and similar organizations particularly laws, regulations and policies relating to free trade agreements, vehicle safety including recalls, and, including such actions that may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; (7) our joint ventures, which we cannot operate solely for our benefit and over which we may have limited control; (8) our ability to comply with extensive laws and regulations applicable to our industry, including those regarding fuel economy and emissions; (9) costs and risks associated with litigation and government investigations including the potential imposition of damages, substantial fines, civil lawsuits and criminal penalties, interruptions of business, modification of business practices, equitable remedies and other sanctions against us in connection with various legal proceedings and investigations relating to our various recalls; (10) our ability to comply with the terms of the DPA; (11) our ability to maintain quality control over our vehicles and avoid material vehicle recalls and the cost and effect on our reputation and products; (12) the ability of our suppliers to deliver parts, systems and components without disruption and at such times to allow us to meet production schedules; (13) our dependence on our manufacturing facilities around the world; (14) our highly competitive industry, which is characterized by excess manufacturing capacity and the use of incentives and the introduction of new and improved vehicle models by our competitors; (15) our ability to realize production efficiencies and to achieve reductions in costs as we implement operating effectiveness initiatives throughout our automotive operations; (16) our ability to successfully restructure our operations in various countries; (17) our ability to manage risks related to security breaches and other disruptions to our vehicles, information technology networks and systems; (18) our continued ability to develop captive financing capability through GM Financial; (19) significant increases in our pension expense or projected pension contributions resulting from changes in the value of plan assets, the discount rate applied to value the pension liabilities or mortality or other assumption changes; (20) significant changes in economic, political, regulatory environment, market conditions, foreign currency exchange rates or political stability in the countries in which we operate, particularly China, with the effect of competition from new market entrants and in the United Kingdom with passage of a referendum to discontinue membership in the European Union; and (21) risks and uncertainties associated with the consummation of the sale of Opel/Vauxhall to the PSA Group, including satisfaction of the closing conditions.   We caution readers not to place undue reliance on forward-looking statements. We undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors that affect the subject of these statements, except where we are expressly required to do so by law.

Important Additional Information Regarding Proxy Solicitation General Motors Company (“GM”) intends to file a proxy statement and associated white proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for GM’s 2017 Annual Meeting (the “Proxy Statement”).  GM, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting.  Information regarding the names of GM’s directors and executive officers and their respective interests in GM by security holdings or otherwise is set forth in GM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on February 7, 2017 and GM’s proxy statement for the 2016 Annual Meeting of Shareholders, filed with the SEC on April 22, 2016 and the Form 8-K filed with the SEC December 19, 2016. To the extent holdings of such participants in GM’s securities are not reported, or have changed since the amounts described, in the 2016 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Details concerning the nominees of GM’s Board of Directors for election at the 2017 Annual Meeting will be included in the Proxy Statement.  BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by GM free of charge from the SEC’s website, www.sec.gov.  GM’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to GM Stockholder Services at General Motors Company, Mail Code 482-C25-A36, 300 Renaissance Center, P.O. Box 300, Detroit, Michigan 48265-3000 or at stockholder.services@gm.com or from the investor relations section of GM’s website, http://www.gm.com/investor.

Select Supplemental Financial Information

Non-GAAP Measures See our Form 10-K and Form 10-Q reports filed with the U.S. Securities and Exchange Commission for a description of certain non-GAAP measures used by GM, including EBIT-adjusted, EPS-diluted adjusted, ROIC-adjusted, and adjusted automotive free cash flow, along with a description of various uses for such measures.  Our calculation of these non-GAAP measures are set forth within these reports and may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation.  As a result, the use of these Non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related U.S. GAAP measures.

Operating income EPS-diluted Net cash from operating activities - automotive $5.1B $2.38 $9.5B $6.00 $14.3B 2013 actual 2016 actual Net income to common stockholders $3.8B $9.4B $11.0B History of strong and improving results Improving GAAP Results $4.9B $5.91 2015 actual $9.7B $10.0B $1.5B $1.65 2014 actual $2.8B $10.1B Net revenue $155.4B $166.4B $152.4B $155.9B ROE 21.6% 13.5% 26.2% 9.6% N/A $6.00 - $6.50 ~$15B 2017 outlook1 N/A >2016 N/A 1 Does not consider the potential future impact of adjustments or the effects of the Opel/Vauxhall related transactions described in our Form 8-K dated March 6, 2017

2016 $6.00 - $6.50 ~$6B >25% >2016 2016 EBIT-adj. EPS-diluted-adj. Adj. auto FCF ROIC-adj. Cash returned to shareholders $8.6B $3.18 20% $0.0B $12.5B $6.12 $6.9B 29% $4.8B 2013 actual 2016 actual 2017 outlook EBIT-adj. margin 5.5% 7.5% $3.7B 1 Represents core operating performance (i.e., adjusted for major recall campaigns) Refer to Select Supplemental Financial Information herein for a presentation of and reconciliation to most directly comparable GAAP measures Strong performance delivered in recent years expected to continue in 2017 Track Record of Delivering Strong Results $10.8B $5.02 27% $5.7B 2015 actual 7.1% $4.8B1 $9.3B $4.12 21% $2.1B 2014 actual1 6.0% $4.7B >2016 Net revenue $155.4B $166.4B $152.4B $155.9B

Reconciliation of EBIT-adjusted and EPS-diluted-adjusted

($B, except Margin and EPS)	2013	2014	2015	2016
Net income attributable to stockholders	**5.3**	**3.9**	**9.7**	**9.4**
Subtract:				
Automotive Interest Expense	(0.3)	(0.4)	(0.4)	(0.6)
Automotive Interest Income	0.2	0.2	0.2	0.2
Gain (loss) on extinguishment of debt	(0.2)	0.2	0.4	—
Income Tax Benefit (Expense)	(2.1)	(0.2)	1.9	(2.4)
Add Back Special Items[1]:				
Ignition switch recall and related legal matters	—	0.4	1.8	0.3
Recall campaign catch-up adjustment	—	0.9	—	—
Thailand asset impairments	—	0.2	0.3	—
Venezuela currency devaluation and asset impairment	0.2	0.4	0.7	—
Russia exit costs and asset impairment	—	0.2	0.4	—
Goodwill impairment charges	0.4	0.1	—	—
Korea wage litigation	(0.6)	—	—	—
Holden asset impairments	0.5	—	—	—
India asset impairments	0.3	—	—	—
Chevrolet Europe exit costs	0.6	—	—	—
Gain on sale of equity investment in Ally Financial	(0.5)	—	—	—
Other	(0.1)	0.1	—	—
Total Special items	**0.8**	**2.3**	**3.2**	**0.3**
EBIT-Adjusted	**8.6**	**6.5**	**10.8**	**12.5**
Costs related to Recall		2.8		
Core Operating Performance	**8.6**	**9.3**	**10.8**	**12.5**
Net Revenue	155.4	155.9	152.4	166.4
EBIT-Adjusted Margin from Core Operations	**5.5%**	**6.0%**	**7.1%**	**7.5%**
EBIT-Adjusted Margin	*5.5%*	*4.2%*	*7.1%*	*7.5%*
Diluted earnings per common share	**2.38**	**1.65**	**5.91**	**6.00**
Adjustments	1.11	1.73	1.68	0.19
Tax effect of adjustments	(0.03)	(0.33)	(0.13)	(0.07)
Tax adjustments	(0.28)	—	(2.44)	—
Impact of costs related to recall	—	1.07	—	—
EPS-Diluted-Adjusted from Core Operations	**3.18**	**4.12**	**5.02**	**6.12**
EPS-Diluted-Adjusted	*3.18*	*3.05*	*5.02*	*6.12*

[1] Included in operating income

Page 29

Reconciliation of Adjusted Automotive Free Cash Flow ($B) 2013 2014 2015 2016 Automotive Operating Cash Flow 11.0 10.1 10.0 14.3 Less: Capital Expenditures (7.5) (7.0) (7.8) (9.4) Adjustments¹ 0.2 — — 2.0 Adj. Automotive Free Cash Flow 3.7 3.1 2.2 6.9 Recall Related² — 1.6 2.5 — Adj. Automotive Free Cash Flow - Excluding Recall 3.7 4.7 4.8 6.9 1 Additional information on adjustments available in respective Form 10-K or 10-Q 2 Incremental costs related to 2014 ignition switch recall Note: Results may not sum due to rounding

Reconciliation of ROIC-adjusted ($B) 2013 2014 2015 2016 Numerator: Net income attributable to stockholders 5.3 3.9 9.7 9.4 Subtract: Automotive Interest Expense (0.3) (0.4) (0.4) (0.6) Automotive Interest Income 0.2 0.2 0.2 0.2 Gain (loss) on extinguishment of debt (0.2) 0.2 0.4 — Income Tax Benefit (Expense) (2.1) (0.2) 1.9 (2.4) Special Items1 (0.8) (2.3) (3.2) (0.3) EBIT-Adj. 8.6 6.5 10.8 12.5 Denominator: Average Equity 39.5 41.3 37.0 43.6 Add: Average automotive debt and interest liabilities (excluding capital leases) 5.0 6.8 8.1 10.0 Add: Average automotive net pension & OPEB liability 32.6 26.6 28.3 24.5 Less: Average fresh start accounting goodwill (0.5) (0.1) - - Less: Average automotive net income tax asset (34.1) (32.4) (33.6) (34.8) ROIC-Adj. average net assets 42.5 42.2 39.8 43.3 ROIC-Adj. 20.2% 15.4% 27.2% 28.9% Recall Related2 - 5.4% - - ROIC-Adj. (Excluding Recall) 20.2% 20.8% 27.2% 28.9% ROE 13.5% 9.6% 26.2% 21.6% 1 Included in operating income 2 Additional information on adjustments can be found in filed 10-K Results may not sum due to rounding

Guidance Reconciliation Year Ending Dec. 31, 2017 Diluted Earnings Per Common Share $6.00-$6.50 Adjustments - Tax effect on adjustments - EPS-diluted-adj. $6.00-$6.50 ($B except where noted) Year Ending Dec. 31, 2017 Automotive net cash provided by operating activities ~15 Less: expected capital expenditures ~(9) Adj. automotive free cash flow ~6 Does not consider the potential future impact of adjustments or the effects of the Opel/Vauxhall related transactions described in our Form 8-K dated March 6, 2017 Results may not sum due to rounding

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